UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 15, 2021

Baxter International Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224)948-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
Chicago Stock Exchange
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange
0.4% Global Notes due 2024	BAX 24	New York Stock Exchange
3.95% Global Notes due 2030	BAX 30	New York Stock Exchange
1.73% Global Notes due 2031	BAX 31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:   ☐

Item 7.01 Regulation FD Disclosure.
As previously announced, on September 1, 2021, Baxter International Inc. (“Baxter”) entered into a definitive merger agreement with Hill-Rom Holdings, Inc. (“Hillrom”), pursuant to which Baxter will acquire Hillrom for cash consideration of $156.00 per share of Hillrom common stock for a total equity value of approximately $10.4 billion. The merger is currently expected to close by early 2022, subject to the satisfaction or waiver of the closing conditions specified in the merger agreement.
Baxter is furnishing as Exhibit 99.1 to this Current Report on Form 8-K the unaudited pro forma condensed combined financial statements of Baxter and Hillrom as of and for the nine months ended September 30, 2021 and the year ended December 31, 2020.
The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Forward-Looking Statements
This communication includes “forward-looking statements” within the meaning of within the meaning of the federal securities laws. Use of the words “may,” “will,” “would,” “could,” “should,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plans,” “seeks,” “intends,” “evaluates,” “pursues,” “anticipates,” “continues,” “designs,” “impacts,” “affects,” “forecasts,” “target,” “outlook,” “initiative,” “objective,” “designed,” “priorities,” “goal,” or the negative of those words or other similar expressions is intended to identify forward-looking statements that represent Baxter’s current judgment about possible future events.
These forward-looking statements are based on certain assumptions and analyses made in light of our experience and perception of historical trends, current conditions, and expected future developments as well as other factors that Baxter believes are appropriate in the circumstances. While these statements represent our judgment on what the future may hold, and Baxter believes these judgments are reasonable, these statements are not guarantees of any events or financial results. Whether actual future results and developments will conform to expectations and predictions is subject to a number of risks and uncertainties, including the following factors, many of which are beyond Baxter’s control: conditions to the consummation of the merger, including Hillrom’s shareholder approval of the merger, may not be satisfied or the regulatory approvals required for the merger may not be obtained on the terms expected or on the anticipated schedule; successful integration of Hillrom with Baxter and the realization of anticipated benefits of the merger (including anticipated synergies and net leverage targets) within the expected timeframes or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties to the merger; potential adverse reactions to the Hillrom acquisition by the company or Hillrom’s strategic partners; demand for and market acceptance risks for and competitive pressures related to new and existing products (including challenges with Baxter’s ability to accurately predict these pressures and the resulting impact on customer inventory levels and the impact of reduced hospital admission rates and elective surgery volumes), and the impact of those products on quality and patient safety concerns; product development risks, including any delays in required regulatory approvals, satisfactory clinical performance, the ability to manufacture at appropriate scale, and the general unpredictability associated with the product development cycle; Baxter’s ability to finance and develop new products or enhancements on commercially acceptable terms or at all; Baxter’s ability to identify business development and growth opportunities and to successfully execute on business development strategies (including the proposed acquisition of Hillrom); product quality or patient safety issues, leading to product recalls, withdrawals, launch delays, warning letters, import bans, sanctions, seizures, litigation or declining sales; the impact of global economic conditions (including potential trade wars) and continuing public health crises, pandemics and epidemics, such as the COVID-19 pandemic, including related resurgences, on us and Baxter’s employees, customers and suppliers, including foreign governments in countries in which we operate; the continuity, availability and pricing of acceptable raw materials and component supply, and the related continuity of Baxter’s manufacturing and distribution (including the impacts from COVID-19); inability to create additional production capacity in a timely manner or the occurrence of other manufacturing, sterilization or supply difficulties (including as a result of natural disaster, public health crises and epidemics/pandemics, regulatory actions or otherwise); breaches or failures of Baxter’s information technology systems or products, including by cyber-attack, data leakage, unauthorized access or theft (as a result of increased remote working arrangements or otherwise); future actions of (or failures to act or delays in acting by) the U.S. Food and Drug Administration, the European Medicines Agency or any other regulatory body or government authority (including the U.S. Securities and Exchange Commission (“SEC”), the U.S. Department of Justice or the Attorney General of any State) that could delay, limit or suspend product development, manufacturing or sale or result in seizures, recalls, injunctions, monetary sanctions or criminal or civil liabilities, including the SEC’s investigation of the misstatements in previously reported non-operating income related to foreign exchange gains and losses or the continued delay in lifting the warning letter at Baxter’s Ahmedabad facility; failures with respect to Baxter’s quality, compliance or ethics programs; future actions of third parties, including third-party payers, the impact of healthcare reform and its implementation, suspension, repeal, replacement, amendment, modification and other similar actions undertaken by the United States or foreign governments, including with respect to pricing, reimbursement, taxation and rebate policies; legislation, regulation and other governmental pressures in the United States or globally, including the cost of compliance and potential penalties for purported noncompliance thereof, all of which may affect pricing, reimbursement, taxation and rebate policies of government agencies and private payers or other elements of Baxter’s business, including new or amended laws, rules and regulations (such as the California Consumer Privacy Act of 2018, the European Union’s General Data Protection Regulation and proposed regulatory changes of the U.S. Department of Health and Human Services in kidney health policy and reimbursement, which may substantially change the U.S. end stage renal disease market and demand for Baxter’s peritoneal dialysis products, necessitating significant multi-year capital expenditures, which are difficult to estimate in advance); the outcome of pending or future litigation, including the opioid litigation and current or future ethylene oxide litigation; failure to achieve Baxter’s long-term financial improvement goals; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; global regulatory, trade and tax policies; the ability to protect or enforce Baxter’s owned or in-licensed patent or other proprietary rights (including trademarks, copyrights, trade secrets and know-how) or patents of third parties preventing or restricting Baxter’s manufacture, sale or use of affected products or technology; the impact of any goodwill or other intangible asset impairments on Baxter’s operating results; any failure by Shire plc (“Shire”) or Baxalta Incorporated (“Baxalta”) to satisfy their obligations under the separation agreements, including the tax matters agreement, or that certain letter agreement entered into with Shire and Baxalta; fluctuations in foreign exchange and interest rates; any changes in law concerning the taxation of income (whether with respect to current or future tax reform), including income earned outside the United States and potential taxes associated with the Base Erosion and Anti-Abuse Tax; actions by tax authorities in connection with ongoing tax audits; loss of key employees or inability to identify and recruit new employees; and those factors identified in Baxter’s filings with the SEC, including those factors described under the caption “Item 1A. Risk Factors” in Baxter’s Annual Report on Form 10-K for the year ended December 31, 2020 and Baxter’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021.

Actual results may differ materially from those projected in the forward-looking statements. Baxter does not undertake to update any forward-looking statements, except as required by law.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

99.1	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 15, 2021

BAXTER INTERNATIONAL INC.

By:	/s/ James K. Saccaro
Name:	James K. Saccaro
Title:	Executive Vice President and
Chief Financial Officer